SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                Date of Report - February 9, 1999

                  CODORUS VALLEY BANCORP, INC.
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     (Exact name of registrant as specified in its charter)

Pennsylvania                  0-15536               23-2428543
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(State or other        (Commission file          (IRS Employer
jurisdiction of            Number)               Identification
incorporation)                                        Number)

105 Leader Heights Road
P.O. Box 2887
York, Pennsylvania                            17405-2887
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(Address of principal executive offices)       (Zip code)

Registrant's telephone number, including area code:  (717) 846-1970
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                         n/a
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(Former name or former address, if changed since last report)


             Page 1 of 5 Sequentially Numbered Pages
                Index to Exhibits Found on Page 4

                   CODORUS VALLEY BANCORP, INC.
                            FORM 8-K

Item 1.  Changes in Control of Registrant.
         Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         Not applicable.

Item 3.  Bankruptcy or Receivership.
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         Not applicable.

Item 5.  Other Events.

         On February 9, 1999, the Issuer released a Press Release, attached as Exhibit 99, announcing the initiation of a common stock repurchase program.

Item 6.  Resignations of Registrant's Directors.
         Not applicable.

Item 7.  Financial Statements and Exhibits.
         (a) Not applicable.
         (b) Not applicable.
         (c) Exhibits:

          99   Press Release, of Registrant, dated February 9,
               1999, re:  Common Stock Repurchase Program
               Initiated.

Item 8.  Change in Fiscal Year.
         Not applicable.

                   CODORUS VALLEY BANCORP, INC.
                            FORM 8-K

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CODORUS VALLEY BANCORP, INC.
                                  (Registrant)

Dated:  February 9, 1999         /s/ Larry J. Miller
                                 -----------------------------
                                 Larry J. Miller, President and
                                 Chief Executive Officer
                                 (Principal Executive Officer)

                   CODORUS VALLEY BANCORP, INC.
                            FORM 8-K

                          EXHIBIT INDEX
                                                Page Number in
Exhibit                                    Manually Signed Original
-------                                    ------------------------
  99       Press Release, of Registrant,              4
           dated February 9, 1999,
           re:  Common Stock Repurchase
           Program Initiated